Princeton Futures Strategy Fund

Class A shares	PFFAX
Class C shares	PFFTX
Class I shares	PFFNX

a series of NORTHERN LIGHTS FUND TRUST

Supplement dated March 31, 2015
to the Prospectus and Statement of Additional Information dated July 29, 2014

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Effectively immediately, Roger Bowden will no longer be a member of the portfolio management team for the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated July 29, 2014. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501.